Exhibit 99.2

COMPANION - 002 Data Disclosure Presentation Nasdaq: CMPX April 1, 2025

This presentation has been prepared by Compass Therapeutics, Inc . ("we," "us," "our," or the “Company”) . Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof . This presentation includes forward - looking statements regarding our drug candidates, the timing and outcome of regulatory decisions, future regulatory submissions, future clinical trial plans, future availability of clinical trial data, our collaborations for our product candidates and the maintenance of those collaborations, business and results from operations, and other matters . Actual results could differ materially from those contained in any forward - looking statements as a result of various factors, including without limitation : that our drug candidates do not advance in development or result in approved products on a timely or cost effective basis or at all ; the cost, timing and results of clinical trials ; that many drug candidates that have completed early - stage trials do not become approved drugs on a timely or cost effective basis or at all ; the ability to enroll patients in clinical trials ; possible safety and efficacy concerns ; regulatory developments ; our ability to protect our intellectual property rights, and unexpected costs, charges or expenses that reduce cash runway . Our pipeline programs are in various stages of pre - clinical and clinical development, and the process by which such pre - clinical or clinical therapeutic candidates could potentially lead to an approved therapeutic is long and subject to significant risks and uncertainties . These and other risks and uncertainties that we face are described in our most recent Annual Report on Form 10 - K, and in other filings that we make with the Securities and Exchange Commission from time to time . We undertake no obligation to update forward - looking statements as a result of new information or otherwise . This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry . This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk . This presentation concerns drugs that are under clinical investigation, and which have not yet been approved for marketing by the U . S . Food and Drug Administration (FDA) . It is currently limited by Federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated . DISCLAIMER 2

Tovecimig: Bispecific with Compelling MOA (DLL4 x VEGF-A)



VEGF-A
DLL4

2x2 target binding valency

Anti-VEGF-A MAb
VEGF/VEGF-R signaling
→ **Disrupts tumor vessel formation**
(proven anti-angiogenic mechanism)

Anti-DLL4 MAb
DLL4-Notch-1 signaling
→ **Targets tumor DLL4 expression and alters perfusion in tumor vessels**
(novel angiogenesis target)

- Dual blockade: **VEGF-A** – validated target for blockbuster oncology therapeutics (e.g.: Avastin®)
  DLL4 (Notch-1 ligand) – mediates resistance to anti-VEGF therapies
- Bispecific anchors in tumor microenvironment (DLL4) to disrupt angiogenesis
- Only DLL4 X VEGF bispecific to demonstrate monotherapy activity in patients with CRC and GC[1]

COMPASS THERAPEUTICS

1. Lee, J et. al. 2021, October 7-10. Plenary Presentation AACR-NCI-EORTC Virtual International Conference on Molecular Targets and Cancer Therapeutics.

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Paclitaxel 80 mg/m 2 Days 1, 8 and 15 of every 28 - day cycle Tovecimig 10mg/kg Days 1 and 15 Paclitaxel 80 mg/m 2 Days 1, 8 and 15 of every 28 - day cycle COMPANION - 002: Phase 2/3 U.S. BTC Study Registrational - intent study in patients who have received one prior line of therapy 4 Crossover permitted following disease progression Study Treatment – 28 Day Cycles Follow Up Tovecimig + Paclitaxel n=111 Paclitaxel n=57 Disease progression per RECIST v1.1, as confirmed by Independent Central Radiology Disease progression per RECIST v1.1, as confirmed by Independent Central Radiology Follow - up approx. every 3 months 2:1 Randomization Primary Endpoint: ORR Key Secondary Endpoints: PFS, OS, DoR

5 Paclitaxel Tovecimig + Paclitaxel COMPANION - 002 Study (BTC) n=57 n=111 Intent - to - Treat Population 5.3% 19 (17.1%) Overall Response Rate (CR+PR) p=0.031 Two - Sided p - value 0 (0.0%) 1 (0.9%) Complete Response (CR) Best Overall Response (RECIST v1.1 by blinded independent radiology review) 3 (5.3%) 18 (16.2%) Partial Response (PR) 19 (33.3%) 49 (44.1%) Stable Disease (SD) 2 (3.5%) 9 (8.1%) Non - CR / Non - PD* 24 (42.1%) 18 (16.2%) Progressive Disease (PD) 9 (15.8%) 16 (14.4%) Not Evaluable (NE)** Tovecimig: Ongoing Phase 2/3 Summary - Primary Endpoint *Non - CR / Non - PD: patients enrolled based on local radiology scan results, but displayed no clearly definable target lesions as determined by independent central radiology. ** Not Evaluable: patients who did not receive a Week - 8 scan. Safety Data: The safety profile of tovecimig in this study to date has been consistent with prior studies. Safety Monitoring : An independent Data Safety Monitoring Committee reviewed safety data at four separate (pre - specified) meetings and recommended continuation of the study with no modification after each meeting.

6 Tovecimig: Top - line Ph 2/3 Activity in Patients with BTC (2L) Target Lesion (% change) Paclitaxel Monotherapy Target Lesion (% change) Tovecimig + Paclitaxel Patients Patients

Tovecimig: Potential to Become Standard of Care in 2L BTC 7 1. PMID: 38319896; 2. PMID: 37075781; 3. PMID: 33798493; 4. DOI: 10.1200/JCO.2023.41.4_suppl.540 14 12 10 Months 8 Median Progression Free Survival Median Overall Survival 2 4 6 0 ORR N Program Line 7.2 m 12.8 m 26.7% 341 Gem/Cis + Durv 1 1L 6.5 m 12.7 m 28.7% 533 Gem/Cis + Pembro 2 1L 5.3 m 0% 81 BSC ABC - 06 3 2L 4.0 m 6.2 m 5% 81 FOLFOX First Line Second Line *Historical data presented. Tovecimig is investigational, and no head - to - head studies have been conducted . Tovecimig* in 2L PFS, OS and DoR Data Expected Q4 2025 17.1% (p=0.031) 111 Tovecimig + Paclitaxel 4 2L

Significant Unmet Needs in Current Treatments for BTC 8 1. PMID: 38319896; 2. PMID: 37075781; 3. PMID: 33798493; 4. NCCN (2024). Biliary Tract Cancers (version 4.2024); 5. PMID: 37017301; 6. PMID: 33182517; 7. PMID: 38266541 durvalumab (TOPAZ1) 1 pembrolizumab (KN - 966) 2 Gem/Cis + Currently Approved SoC Unmet Needs 1L 2L 2 - year OS of 24.9% 1 Majority of patients will progress FOLFOX chemotherapy 3 : ORR of 5% 69% ≥Grade 3 AEs 52% ≥Grade 3 AEs in patients receiving BSC in control arm. Non - targetable FGFR2 alteration (pemigatinib or futibatinib) 5 IDH1 alteration (ivosidenib) 6 HER2 overexpression (zanidatamab) 7 Addressable opportunity for tovecimig in the 2L setting ~85% Chemotherapy* 3,4 ~15% Targetable have limited treatment options ~85% of 2L patients

Claims - based Approach (ICD) Epidemiology - based Approach (SEER) Cancer site --- 15% 2 of 42,240 1 Liver & intrahepatic bile duct --- 12,610 1 Gallbladder & other biliary --- 11% 3 of 37,370 1 Other & unspecific primary sites ~22,800 4 ~23,000 1 Incidence 9 1. PMID: 39817679; 2. Lowe, R, et al. Epidemiology, risk factors, anatomy, and pathology of cholangiocarcinoma. UpToDate, Inc. (2022); 3. PMID: 35484217; 4. Worrall S, Komodo Health x Cholangiocarcinoma Foundation. (2023); 5. PMID: 33825840 Gallbladder Ampullary Distal Intrahepatic Extrahepatic Perihilar Liver Incidence of BTC is Significant and Not Fully Appreciated Projected ~100,000 incidence of liver and intrahepatic bile duct cancer by 2040 (making it third most common cause of cancer - related deaths) 5

Key Anticipated Milestones 10 2025 Q4 Q3 Q2 Q1 Q4 2025 Ph 2/3 Data (2L) PFS, OS, DoR 17.1% ORR (p=0.031) Top - line Ph 2/3 Data (2L) Q1 2025 Initiated Ph 2 IST (1L) Tovecimig BTC Mid - 2025 Initiate Ph 2 (DLL4 biomarker) Tovecimig CRC Mid - 2025 Initiate Ph 2 (NCAM biomarker) CTX - 471 H2 2025 Top - line Ph 1 data H1 2025 Complete Ph 1 Dose Esc. CTX - 8371 YE 2025 File IND CTX - 10726